EXHIBIT 10.39

AMENDMENT TO MASTER CONFIRMATION AND SUPPLEMENTAL CONFIRMATION

This AMENDMENT (this “Amendment”) is made as of February 21, 2007, between Goldman, Sachs & Co. (“GS&Co.”) and Ambac Financial Group, Inc. (“Counterparty”).

WHEREAS, GS&Co. and Counterparty are parties to the Master Confirmation, dated February 7, 2007, containing terms relating to capped accelerated stock buyback transactions to be entered into between GS&Co. and Counterparty (the “Master Confirmation”);

WHEREAS, GS&Co. and Counterparty entered into a capped accelerated stock buyback transaction (reference number SDB1624558024) (the “Transaction”) under the Master Confirmation, the terms of which are set forth in the Master Confirmation and the Supplemental Confirmation, dated February 7, 2007 (the “Supplemental Confirmation” and, together with the Master Confirmation, the “Transaction Confirmation”);

WHEREAS, GS&Co. and Counterparty desire to amend the Transaction Confirmation as set forth herein;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, CS&Co. and Counterparty agree as follows:

Section 1. Terms Used but Not Defined Herein. Capitalized terms used but not defined herein shall have the meanings set forth in the Transaction Confirmation.

Section 2. Representations, Warranties and Covenants of Counterparty. Counterparty represents and warrants to GS&Co. that it is not entering into this Amendment (i) on the basis of, and it is not aware of, any material non-public information with respect to itself or the Shares (ii) in anticipation of, in connection with, or to facilitate, a distribution of its securities, a self tender offer or a third-party tender offer or (iii) to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

Section 3. Amendment to the Master Confirmation. The Master Confirmation is hereby amended as follows:

(a) The following definitions as hereby inserted after the definition or “Initial Shares” in Section 1 of the Master Confirmation:

“Interim Share Delivery:	GS&Co. shall deliver a number of Shares equal to the Interim Shares, if any, to Counterparty on the interim Share Delivery Date in accordance with Section 9.4 of the Equity Definitions, with the Interim Share Delivery Date deemed to be a “Settlement Date” for purposes of such Section 9.4.

Interim Share Delivery Date:	For each Transaction, as set forth in the Supplemental Confirmation.

Interim Shares:	For each Transaction, as set forth in the Supplemental Confirmation.”

(b) The definition of “Minimum Share Delivery” in Section 1 of the Master Confirmation is hereby amended by replacing the words “the Initial Shares” with the words “the sum of the Initial Shares and the Interim Shares”.

(c) Section 4(i) of the Master Confirmation is hereby amended by inserting the words “, the interim Share Delivery Date” immediately after the words “the Initial Share Delivery Date”.

Section 4. Amendment to the Supplemental Confirmation. The Supplemental Confirmation is hereby amended by inserting the following definitions after the definition of “Initial Shares” in Section 2 thereof:

“Interim Share Delivery Date:        February 21, 2007

Interim Shares:                                700,00”.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. Confirmation of Agreements. Except as amended hereby, the Transaction Confirmation shall remain and continue in full force and effect and is hereby confirmed in all respects.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

GOLDMAN, SACHS & CO.

/S/ CONRAD LANGENEGGER
Name: Conrad Langenegger Title: Vice President

AMBAC FINANCIAL GROUP, INC.

By:
Name: Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

GOLDMAN, SACHS & CO.

By:
Authorized Signatory

AMBAC FINANCIAL GROUP, INC.

By:	/S/ DAVID TRICK
Name: David Trick Title: Managing Director & Treasurer